UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-3087
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  December 31, 2023

Item 1. Reports to Stockholders.

(a)

Spyglass Growth Fund

Annual Report
December 31, 2023

Spyglass Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	7
Sector Allocation of Portfolio Assets	8
Schedule of Investments	9
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	25
Expense Example	26
Statement Regarding Liquidity Risk Management Program	28
Notice to Shareholders	29
Trustees and Officers	30
Approval of the Spyglass Growth Fund Investment Advisory Agreement	33
Notice of Privacy Policy and Practices	36

Spyglass Growth Fund
Letter to Shareholders
(Unaudited)

Dear Shareholders,

For the fiscal year ended December 31, 2023, the Spyglass Growth Fund – Institutional Shares (the “Fund”) generated a return of 54.19% (1). This performance was favorable compared to the return of 25.87% (2) for its benchmark, the Russell Midcap Growth Index (which includes the reinvestment of dividends).

The Fund invests in dynamic companies operating in rapidly growing industries that are being led by results-oriented, entrepreneurial management teams. The Fund’s strategy remains consistent as it attempts to identify companies that are benefiting from secular growth and are well positioned to compete in the industries in which they operate.

The Fund’s top five contributors during 2023 were Affirm Holdings, Inc., AppLovin Corporation, Spotify Technology S.A., Palo Alto Networks, Inc., and Nutanix, Inc. Affirm Holdings, Inc., a financial technology company, was a top contributor for the Fund in 2023. The Company posted earnings that met, or exceeded, expectations throughout the year, culminating with Amazon’s announcement in November that it would expand its partnership with the Company. AppLovin Corporation, a software solutions provider for app developers, was a top contributor for the Fund in 2023. The Company posted earnings that met, or exceeded, expectations throughout the year and provided an upbeat outlook for 2024. Spotify Technology S.A., a leading audio streaming service provider, was a top contributor for the Fund in 2023. The Company showed progress on multiple key initiatives and continued to demonstrate strong user growth while profitability inflected higher. Palo Alto Networks, Inc., a cybersecurity company, was a top contributor for the Fund in 2023. The Company demonstrated robust topline growth and also started to show increasing levels of margin expansion as its platform consolidated market share. Nutanix, Inc., a hyperconverged storage company, was a top contributor for the Fund in 2023. The Company posted strong quarters on the top and bottom line throughout the year and cemented its shift in strategy to grow efficiently.

				Since
	One Year	Three Year*	Five Year*	Inception*†
Spyglass Growth Fund – Institutional Shares(1)	54.19%	(8.69%)	10.88%	11.23%
Russell Midcap Growth Index(2)	25.87%	1.31%	13.81%	11.97%
Net Performance as of December 31, 2023.
(1)	Performance verified by US Bank Global Fund Services. Past performance does not guarantee future results.
(2)	Performance data source: Bloomberg. *Annualized. †Inception date October 1, 2015.

In 2023, the Fund’s bottom five contributors were ZoomInfo Technologies Inc., Leslie’s, Inc., Peloton Interactive, Inc., Sweetgreen, Inc., and Affiliated Managers Group, Inc. Three of these five holdings were no longer in the portfolio at the end of 2023 – ZoomInfo Technologies Inc., Leslie’s, Inc., and Peloton Interactive, Inc., which were sold in the third quarter of 2023. ZoomInfo Technologies Inc., a market intelligence platform for sales and marketing teams, was a bottom contributor for the Fund in 2023. The Company appeared to disappoint investors with its second-quarter earnings report that

Spyglass Growth Fund

warned of a greater-than-expected deceleration to growth related to the macro environment. Spyglass decided to exit afterwards, as the Company did not meet our expectations. Leslie’s, Inc., the largest direct-to-consumer brand in the pool and spa care industry, was a bottom contributor for the Fund in 2023. The Company reported second-quarter results that significantly missed our expectations, leading us to exit the position shortly after. Peloton Interactive, Inc., an exercise equipment and interactive media company, was a bottom contributor for the Fund in 2023. The Company had been under elevated surveillance for much of 2022 as we continued to believe that the fundamentals would turn under the leadership of CEO Barry McCarthy. However, the Company did not achieve our growth expectations, causing us to exit the position. Sweetgreen, Inc., a fast casual restaurant chain, was a bottom contributor for the Fund in 2023. Although the Company generally met earnings expectations throughout the year, its share price appeared listless against the backdrop of a slight modification to its growth trajectory for new restaurant units. Affiliated Managers Group, Inc., a global asset management company, was a bottom contributor for the Fund in 2023. Assets have continued to flow away from active asset managers in recent quarters. While the stock trades at a low multiple, sentiment continues to be poor.

Spyglass believes a combination of patience and lessons learned from the 2021-2022 bear market drove the absolute and relative performance of the Spyglass Growth Fund in 2023. We honed aspects of our investment process, and the investment team worked diligently to produce a number of new ideas that positively impacted performance. We believe the best is yet to come as we benefit from the coalescing of the team and our enthusiasm for the portfolio’s potential that continues to trade at a significant discount to present value.

Looking ahead to 2024, we believe the market will continue to move into the post-COVID-19 era and away from a relentless focus on macro factors: inflation, Federal Reserve policy, and interest rates. We believe Spyglass is well positioned to capitalize on the emerging environment as the market returns to a mechanism for price discovery based on a company’s discounted value of future cash flows.

We continue to be optimistic that investing with a value orientation in rapidly growing companies operating in dynamic sectors of the economy, led by entrepreneurs, will allow us to generate returns that exceed the long-term average returns of the market.

Thank you for your confidence in Spyglass. We will continue to invest your money alongside ours, and we look forward to updating you on our progress next year.

Sincerely,

Spyglass Capital Management, LLC

SPY000121

Spyglass Growth Fund

Disclosures:

The opinions expressed are subject to change, are not guaranteed and should not be considered investment advice. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see Schedule of Investments for a complete list of holdings. Top ten holdings as of December 31, 2023: WillScot Mobile Mini Holdings Corp. (4.99%), Ascendis Pharma A/S (4.85%), Shift4 Payments, Inc. (4.80%), DoorDash, Inc. (4.72%), Affirm Holdings, Inc. (4.69%), APi Group Corporation (4.57%), Procore Technologies, Inc. (4.40%), GoDaddy Inc. (4.36%), AppLovin Corporation (4.30%), and Global-e Online Ltd. (4.21%).

The Fund’s investment objectives, risks, charges and expenses must be read and considered carefully before investing. The Prospectus contains this and other important information about the investment company. It may be obtained through this website, or a free hard-copy version is available by calling (toll free) 888-878-5680. Read the prospectus carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may focus its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price/book ratios and higher forecasted growth values. The price/earnings ratio is the ratio of a company’s stock price to the company’s earnings per share. The price-to-book ratio (P/B Ratio) is a ratio used to compare a stock’s market value to its book value. An investment cannot be made directly in an index.

Performance of the Russell Midcap® Growth Index is included for informational purposes to show the general trend in the midcap equity market for the periods indicated and is not intended to imply that the portfolio was similar to the index either in composition or element of risk. The volatility of indices may be materially different from the performance of Spyglass’ strategy. The Russell Midcap® Growth Index is an unmanaged stock market index that measures the performance of those Russell Midcap® companies. Investors cannot invest directly in an index; Index performance does not reflect trading commissions and costs. Due to these differences, comparison to an index should not be relied upon as an accurate measure of comparison.

On December 29, 2017, Spyglass Partners Fund LP, a limited partnership managed by the Advisor (the “Predecessor Partnership”), converted into the Institutional Shares class of the Fund by contributing all of its assets to the Fund in exchange for Institutional Shares of the Fund. The Predecessor Partnership was formed on October 1, 2015, to serve as a pooled investment vehicle for accredited investors, and since inception the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund. From the date of inception through the time of the conversion, the Predecessor Partnership was managed by the Advisor and the same portfolio manager as the Fund. The conversion date was December 29, 2017 (inception) and the Fund commenced operations on January 2, 2018. The Fund’s performance prior to 2018 is that of the Predecessor Partnership and the returns reflect the deduction of the 1% management fee and expenses, paid by the Predecessor Partnership, without provision for state or local taxes. The performance includes the reinvestment of dividends. Other than the Predecessor Partnership, the Advisor did not manage any accounts materially equivalent to the Fund during the period of the Predecessor Partnership’s performance

Spyglass Growth Fund

shown above. The Predecessor Partnership was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance. For periods beginning January 1, 2018, the Fund’s net performance is calculated on a daily basis and also includes a deduction of 1% management fee and is subject to a 1% expense cap, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership.

The Spyglass Growth Fund is distributed by: ALPS Distributors, Inc.

Spyglass Growth Fund

INVESTMENT HIGHLIGHTS
(Unaudited)

Comparison of the Change in Value of a Hypothetical $100,000 Investment
in the Spyglass Growth Fund – Institutional Shares and
Russell Midcap Growth Index

Annualized Total Return	One	Three	Five	Since Inception
Periods Ended December 31, 2023:	Year	Year	Year	(10/1/2015)
Spyglass Growth Fund –
Institutional Shares(1)	54.19%	-8.69%	10.88%	11.23%
Russell Midcap Growth Index	25.87%	1.31%	13.81%	11.97%

Expense ratios*: Gross 1.09%, Net 1.00% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-878-5680.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on October 1, 2015, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through April 30, 2025. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

*	The expense ratios presented are from the most recent prospectus. The expense ratio for the fiscal year ended December 31, 2023 was 1.13% (Gross); 1.00% (Net) for the Institutional Shares.
(1)
The Fund commenced operations on January 2, 2018 and performance data quoted prior to that is that of the Spyglass Partners Fund Limited Partnership (the “Partnership”). The Partnership commenced operations on October 1, 2015. The Partnership was not a registered mutual fund and was not subject to the same investments and tax restrictions as the Fund. If it had been, the Partnership’s performance might have been lower.

Spyglass Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2023 (Unaudited)

Percentages represent market value as a percentage of net assets.

*  The fund has Liabilities in excess of other assets in the amount of $1,626,936, or (0.2)% of the Fund’s net assets.

Note: For Presentation purposes, the Fund has grouped some of the industry categories for purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Spyglass Growth Fund

SCHEDULE OF INVESTMENTS
at December 31, 2023

COMMON STOCKS – 100.2%	Shares	Value
COMMUNICATION SERVICES – 8.0%
Roku, Inc.(a)	344,720	$31,597,035
Spotify Technology SA(a)	162,727	30,578,031
		62,175,066
CONSUMER DISCRETIONARY – 16.9%
DoorDash, Inc. – Class A(a)	373,161	36,901,892
Five Below, Inc.(a)	150,359	32,050,524
Global-e Online Ltd.(a)	831,020	32,933,323
Sweetgreen, Inc. – Class A(a)	1,474,805	16,665,297
Vail Resorts, Inc.	56,541	12,069,807
		130,620,843
FINANCIALS – 13.4%
Affiliated Managers Group, Inc.	190,770	28,886,393
Affirm Holdings, Inc.(a)	746,779	36,696,720
Shift4 Payments, Inc. – Class A(a)	505,509	37,579,540
		103,162,653
HEALTH CARE – 12.3%
Ascendis Pharma AS – ADR(a)	301,003	37,911,327
Exact Sciences Corp.(a)	422,977	31,291,838
Medpace Holdings, Inc.(a)	84,584	25,927,534
		95,130,699
INDUSTRIALS – 13.6%
API Group Corp.(a)	1,033,361	35,754,291
TransDigm Group, Inc.	30,095	30,444,102
WillScot Mobile Mini Holdings Corp.(a)	877,587	39,052,621
		105,251,014
INFORMATION TECHNOLOGY – 31.9%
AppLovin Corp. – Class A(a)	844,073	33,636,309
GoDaddy, Inc. – Class A(a)	321,009	34,078,315
HubSpot, Inc.(a)	55,686	32,327,950
Nutanix, Inc. – Class A(a)	682,999	32,572,222
Palo Alto Networks, Inc.(a)	85,553	25,227,869
Procore Technologies, Inc.(a)	497,415	34,431,066

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2023

COMMON STOCKS – 100.2% (Continued)	Shares	Value
INFORMATION TECHNOLOGY – 31.9% (Continued)
Pure Storage, Inc. – Class A(a)	720,047	$25,676,876
Snowflake, Inc. – Class A(a)	144,089	28,673,711
		246,624,318
REAL ESTATE – 4.1%
CoStar Group, Inc.(a)	366,607	32,037,786
TOTAL COMMON STOCKS
(Cost $547,147,384)		775,002,379
TOTAL INVESTMENTS – 100.2%
(Cost $547,147,384)		775,002,379
Liabilities in Excess of Other Assets – (0.2)%		(1,626,936)
TOTAL NET ASSETS – 100.0%		$773,375,443

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2023

Assets:
Investments, at value (cost of $547,147,384)	$775,002,379
Cash	7,472,985
Receivables:
Fund shares sold	972,587
Dividends and interest receivable	134,981
Prepaid expenses	24,851
Total assets	783,607,783

Liabilities:
Payables:
Fund shares redeemed	9,488,138
Net investment advisory fees	556,919
Administration and fund accounting fees	113,577
Transfer agent fees and expenses	35,166
Trustee fees	545
Custody fees	7,510
Compliance fees	3,093
Other accrued expenses	27,392
Total liabilities	10,232,340

Net assets	$773,375,443

Net assets consist of:
Paid in capital	$1,262,557,782
Total accumulated losses	(489,182,339)
Net assets	$773,375,443

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$773,375,443
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	53,174,275
Net asset value, offering price and redemption price per share	$14.54

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

Investment income:
Dividends	$1,866,015
Interest	314,435
Total investment income	2,180,450

Expenses:
Investment advisory fees (Note 4)	6,760,060
Administration and fund accounting fees (Note 4)	446,459
Transfer agent fees and expenses	148,283
Custody fees (Note 4)	81,713
Federal and state registration fees	56,065
Legal fees	30,121
Trustees’ fees and expenses	23,130
Audit fees	16,051
Reports to shareholders	14,680
Compliance expense (Note 4)	12,318
Other	29,457
Total expenses before reimbursement from advisor	7,618,337
Expense reimbursement from advisor (Note 4)	(858,277)
Net expenses	6,760,060
Net investment loss	(4,579,610)

Realized and unrealized gain/(loss):
Net realized loss on investments	(107,099,017)
Net change in unrealized appreciation on investments	408,144,978
Net realized and unrealized gain	301,045,961
Net increase in net assets resulting from operations	$296,466,351

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31, 2023	December 31, 2022
Operations:
Net investment loss	$(4,579,610)	$(9,110,517)
Net realized loss on investments	(107,099,017)	(543,588,532)
Net change in unrealized
appreciation (depreciation) on investments	408,144,978	(326,034,688)
Net increase (decrease) in net assets
resulting from operations	296,466,351	(878,733,737)

Distributions:
Distributed earnings	—	(385,085)
Total distributed earnings	—	(385,085)

Capital Share Transactions:
Proceeds from shares sold	84,319,092	502,904,743
Proceeds from shares issued to
holders in reinvestment of dividends	—	301,758
Cost of shares redeemed	(221,947,853)	(1,074,273,282)
Net decrease in net assets
from capital share transactions	(137,628,761)	(571,066,781)
Total increase (decrease) in net assets	158,837,590	(1,450,185,603)

Net Assets:
Beginning of year	614,537,853	2,064,723,456
End of year	$773,375,443	$614,537,853

Changes in Shares Outstanding:
Shares sold	7,530,411	38,335,470
Shares issued to holders in
reinvestment of dividends	—	31,142
Shares redeemed	(19,494,939)	(88,718,265)
Net decrease in shares outstanding	(11,964,528)	(50,351,653)

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Institutional Shares
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net Asset Value –
Beginning of Year	$9.43	$17.88	$22.19	$14.09	$10.52

Income from
Investment Operations:
Net investment loss[1]	(0.08)	(0.10)	(0.22)	(0.17)	(0.10)
Net realized and unrealized
gain (loss) on investments	5.19	(8.34)	(1.28)	8.87	3.89
Total from
investment operations	5.11	(8.44)	(1.50)	8.70	3.79

Less Distributions:
Dividends from net realized gains	—	(0.01)	(2.81)	(0.60)	(0.22)
Total distributions	—	(0.01)	(2.81)	(0.60)	(0.22)

Net Asset Value –
End of Year	$14.54	$9.43	$17.88	$22.19	$14.09

Total Return	54.19%	(47.23)%	(6.42)%	61.82%	36.03%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$773,375	$614,538	$2,064,723	$1,742,762	$253,018
Ratio of operating expenses
to average net assets:
Before reimbursements	1.13%	1.09%	1.05%	1.09%	1.21%
After reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss
to average net assets:
Before reimbursements	(0.80)%	(0.85)%	(1.00)%	(1.04)%	(0.97)%
After reimbursements	(0.67)%	(0.76)%	(0.95)%	(0.95)%	(0.76)%
Portfolio turnover rate	63%	54%	51%	38%	39%

[1]	The net investment loss per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2023

NOTE 1 – ORGANIZATION

The Spyglass Growth Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a non-diversified series of the Trust. The Fund acquired the assets of Spyglass Partners Fund, LP, a Delaware investment limited partnership (the “Predecessor Private Fund”), in a tax-free conversion completed at the close of business on December 29, 2017. The Fund did not have any operations prior to December 29, 2017 other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2018, and currently only offers Institutional Shares. The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. However, the Predecessor Private Fund was not registered as an investment company under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Upon completion of the conversion, the net assets of the Fund were $16,225,831. The number of shares of the Fund issued in connection with the conversion was 1,622,583, and the amount of net unrealized gains on the portfolio securities transferred to the Fund was $2,060,757. Spyglass Capital Management LLC (the “Advisor”) serves as the investment advisor to the Fund. As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2023

that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return. The tax returns for the Fund for the prior three fiscal years are open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of December 31, 2023 and through the date the financial statements were available to be issued, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2023

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2023

Registered Investment Companies: Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

In the absence of prices from a pricing service, or if market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5. Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Common Stocks*	$775,002,379	$—	$—	$775,002,379
Total Investments	$775,002,379	$—	$—	$775,002,379

*  Refer to the Schedule of Investments for industry classifications.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 2023, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, and provides most of the

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2023

personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 1.00% for the Spyglass Growth Fund based upon the average daily net assets of the Fund. For the fiscal year ended December 31, 2023, the Fund incurred $6,760,060 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred with any merger or reorganization, dividends and interest on short positions, acquired fund fees and extraordinary expenses such as litigation) do not exceed the following amounts of the average daily net assets for each class of shares:

Spyglass Growth Fund
Institutional Shares	1.00%

For the fiscal year ended December 31, 2023, the Advisor reduced its fees and absorbed Fund expenses in the amount of $858,277 for the Fund. The waivers and reimbursements will remain in effect through April 30, 2025 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund’s expenses to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$1,213,828	12/31/2024
1,050,279	12/31/2025
858,277	12/31/2026

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2023

supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant, Chief Compliance Officer, and transfer agent to the Fund. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. For the fiscal year ended December 31, 2023, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and compliance fees:

Administration & fund accounting	$446,459
Custody	$ 81,713
Transfer agency	$148,283
Compliance	$ 12,318

At December 31, 2023, the Fund had payables due to Fund Services for administration, fund accounting, compliance and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$113,577
Custody	$ 7,510
Transfer agency	$ 35,166
Compliance	$ 3,093

ALPS Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the fiscal year ended December 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Spyglass Growth Fund	$422,398,111	$557,195,842

There were no purchases or sales of long-term U.S. Government securities.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2023

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$593,455,070
Gross unrealized appreciation	$240,956,862
Gross unrealized depreciation	(59,409,553)
Net unrealized appreciation	181,547,309
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(670,729,648)
Total accumulated losses	$(489,182,339)

(a)	The difference between the book basis and tax basis net unrealized depreciation and cost is attributable primarily to wash sales.

For tax purposes, the Fund had no post October capital loss deferrals at December 31, 2023.

As of December 31, 2023, the Fund had long-term capital losses in the amount of $284,539,948 and short-term capital losses in the amount of $386,189,700 to offset future capital gains. These capital loss carryforwards do not expire.

The tax character of distributions paid during the year ended December 31, 2023 and the year ended December 31, 2022 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Ordinary income	$—	$385,085
Long-Term Capital Gains	—	—
Total	$—	$385,085

Generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2023, the effect of permanent “book/tax” reclassifications relate to the fund’s net operating losses during the current fiscal year. These reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:

	Total Accumulated	Paid-In
	Earnings/Loss	Capital
Spyglass Growth Fund	$4,579,610	$(4,579,610)

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2023

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

General Market Risk; Recent Market Events: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine and the impact of the Corona virus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility because of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Equity Market Risk: Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Small-Cap and Mid-Cap Company Risk: Small-Cap and Mid-Cap companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of these companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies, or the stock market in general. Because of these movements, and because small-cap and mid-cap companies tend to be bought and sold less often and in smaller amounts, they are generally less liquid than the equity securities of larger companies.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the Advisor’s management of the Fund. The value of your investment in the

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2023

Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Non-Diversified Fund Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Sector Emphasis Risk: Although the Advisor selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

Information Technology Sector Risk: Technology companies face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology companies may be subject to additional risks, including loss of patent, copyright, and trademark protections, as well as evolving industry standards.

REIT Risk: A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.

Cash and Cash Equivalent Risk: At various times, the Fund may have cash balances that exceed federally insured limits. It is the opinion of management that the solvency of the financial institutions are not of a particular concern at this time.

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2023

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, National Financial Services LLC held 27% of the outstanding Institutional Shares of the Fund. The Fund has no knowledge as to whether all of any of the shares owned of record by National Financial Services LLC are also beneficially owned.

NOTE 10 – TAILORED SHAREHOLDER REPORTING

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Spyglass Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spyglass Growth Fund and
Board of Trustees of Manager Directed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Spyglass Growth Fund, a series of Manager Directed Portfolios (the “Fund”) as of December 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the year ended December 31, 2022, and prior, were audited by other auditors whose report dated March 1, 2023 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
February 27, 2024

Spyglass Growth Fund

EXPENSE EXAMPLE
December 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2023, to December 31, 2023, for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Spyglass Growth Fund

EXPENSE EXAMPLE (Continued)
December 31, 2023 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2023	12/31/2023	7/1/2023-12/31/2023(1)
Actual
Institutional Shares	$1,000.00	$1,221.80	$5.60

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,020.16	$5.09

(1)	Expenses are equal to the Institutional Shares’ annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

Spyglass Growth Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program, including the operation of the Fund’s highly liquid investment minimum, and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On May 9, 2023, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period January 1, 2022 through December 31, 2022 (the “Report”). The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. The Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an openend management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Spyglass Growth Fund

NOTICE TO SHAREHOLDERS
at December 31, 2023 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-878-5680 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-878-5680.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Part F of Form N-PORT is also available, upon request, by calling 1-888-878-5680.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Spyglass Growth Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023, was as follows:

Spyglass Growth Fund	0.00%

Spyglass Growth Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2023, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
	with the Trust		Complex	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Overseen by	During the Past
Year of Birth	Time Served(1)	During the Past Five Years	Trustee(2)	Five Years
INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and	Chief Investment Officer and	9	None
(Born 1962)	Audit Committee	Senior Portfolio Manager,
	Chairman, since	Mill Street Financial, LLC, since
	April 2015	April 2023; Senior Portfolio
Manager Affinity Investment
Advisors, LLC, (2017 – 2023)

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Trustee, Madison
(Born 1962)	July 2016 and	Financial Services (US) LLC		Funds, since 2019
	Lead Independent	(a provider of independent		(16 portfolios);
	Trustee since	governance and distribution		Trustee, XAI
	May 2017	support for the asset management		Octagon Floating
		industry), since 2013; Managing		Rate &
		Director, Park Agency, Inc.,		Alternative
		since 2020.		Income Term
Trust, since 2017;
Trustee, Madison
Covered Call &
Equity Strategy
Fund, since 2021
(1 portfolio).

Spyglass Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
	with the Trust		Complex	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Overseen by	During the Past
Year of Birth	Time Served(1)	During the Past Five Years	Trustee(2)	Five Years
Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel, Motley Fool
Asset Management, LLC
(2008 – 2018); Manager, Motley
Fool Wealth Management, LLC
(2013 – 2018).

James R. Schoenike	Trustee since	Retired. Distribution Consultant	9	None
(Born 1959)	July 2016(3)	(2018 – 2021); President and
CEO, Board of Managers, Quasar
Distributors, LLC (2013 – 2018).

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire during the year in which a Trustee reaches the age of 75.
(2)	The Trust currently has nine active portfolios.
(3)	Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Spyglass Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Position(s) Held with
Name and	Trust and Length
Year of Birth	of Time Served(1)	Principal Occupation(s) During Past Five Years
OFFICERS

Scott M. Ostrowski	President and Principal	Senior Vice President, U.S. Bancorp, Fund
(Born 1980)	Executive Officer, since	Services, LLC, since 2006.
August 10, 2021

Ryan Frank	Treasurer, and	Vice President, U.S. Bancorp, LLC, Fund
(Born 1985)	Principal Financial	Services, since 2008.
Officer, since
August 17, 2022

Colton W. Scarmardo	Assistant Treasurer,	Fund Administrator, U.S. Bancorp, LLC,
(Born 1997)	since May 11, 2021	Fund Services, since 2019; Business Administration
Student, 2015 – 2019.

Michael J. Atkinson	Assistant Treasurer,	Assistant Vice President, U.S. Bancorp Fund
(Born 1995)	since August 17, 2023	Services, LLC, since 2022; Officer, U.S. Bancorp
Fund Services, LLC, 2019 – 2022, Fund
Administrator, U.S. Bancorp, LLC, since 2016.

Jill Silver	Chief Compliance	Senior Vice President, U.S. Bancorp Fund Services,
(Born 1976)	Officer and Anti-Money	LLC, Since August 2023, Vice President,
	Laundering Compliance	U.S. Bancorp Fund Services, LLC, 2022 – 2023;
	Officer, since	Compliance Director, Corebridge Financial Inc.
	January 1, 2023	(previously AIG), 2019 – 2022; Compliance
Manager, Corebridge Financial Inc., 2018 – 2019.

Amber Kopp	Secretary, since	Assistant Vice President, U.S. Bancorp Fund
(Born 1983)	September 15, 2023	Services, LLC, since 2023; Assistant General
Counsel, Corebridge Financial, Inc. (previously AIG)
2019 – 2020.

(1)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-878-5680.

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Manager Directed Portfolios (the “Trust”) met on November 13, 2023 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Spyglass Growth Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Spyglass Capital Management, LLC (“Spyglass” or the “Adviser”). The Trustees, all of whom are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), had previously met at a special meeting held on October 17, 2023 to discuss the renewal of the Advisory Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the continuation of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by counsel to the Independent Trustees discussing factors relevant to the renewal of the Advisory Agreement, comparative performance information, Spyglass’ Form ADV Part 1A, brochure and brochure supplements, due diligence materials provided by Spyglass, including information regarding Spyglass’ compliance program, personnel and financial condition, profitability information, and other pertinent information. The Board also reviewed the advisory fee payable by the Fund under the Advisory Agreement, the expense limitation agreement between Spyglass and the Trust, on behalf of the Fund and comparative fee and expense information as reported by a third-party analytics firm.

The Trustees met with the officers of the Trust and legal counsel to discuss the information provided and also met in executive session with legal counsel to the Independent Trustees to review their duties in considering the Advisory Agreement and the information provided. The Trustees noted that they had met with representatives of Spyglass via video conference earlier in the year to discuss Spyglass’ investment strategy for the Fund, the Fund’s performance, updates about the Adviser’s business and personnel and other matters. The Board took into account information reviewed periodically throughout the year regarding the services provided by the Adviser, the performance of the Fund, brokerage and trading services, Fund expenses, asset flows, compliance matters and other information deemed relevant.

Based on their evaluation of the information provided as part of the October and November meetings, as well as information provided over the course of the year, the Trustees approved the continuation of the Advisory Agreement for an additional one-year term. Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser in the management of the Fund, including portfolio management, research, trading, compliance monitoring, marketing and proxy voting services. The Trustees considered the qualifications and experience of personnel at the Adviser who are involved

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

in the day-to-day activities of the Fund.  The Board considered the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program.  The Board also considered its previous experience with the Adviser providing investment management services to the Fund.  The Trustees considered the information provided by the Adviser in response to the due diligence questionnaire and as part of the presentation by the Adviser earlier in the year. The Trustees concluded that the nature, extent and quality of services provided to the Fund by the Adviser were appropriate and that the Fund was likely to continue to benefit from the services provided by the Adviser under the Advisory Agreement.

2. INVESTMENT PERFORMANCE OF THE FUND

The Trustees discussed the performance of the Fund for the one-year, three-year, and five-year periods ended June 30, 2023 on an absolute basis and in comparison to (1) the Fund’s primary benchmark index, (2) the Morningstar mid-cap growth peer group and (3) a peer group of funds constructed using Morningstar, Inc. data and presented by Barrington Partners, an independent third-party analytics firm (the “Barrington Cohort”).

The Trustees noted that the Fund underperformed its benchmark, the Russell Mid-Cap Growth Index, the Morningstar peer group and the Barrington Cohort average for all periods. The Board considered Spyglass’ commentary regarding the investment environment and the market conditions that negatively impacted the Fund’s performance, as well as the concentrated nature of the Fund’s portfolio as compared to the benchmark index. The Trustees reviewed the Fund’s performance relative to Spyglass’ composite of other separately managed accounts managed with investment strategies similar to the Fund but did not consider the composite performance to be a material factor.

The Trustees concluded that the Fund’s performance was satisfactory and that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. ADVISORY FEES AND EXPENSES

The Trustees considered Spyglass’ advisory fee rate, related statistical information and the cost structure of the Fund relative to its Barrington Cohort fee and expense comparisons.  The Trustees noted that the Fund’s contractual management fee of 1.00% was higher than the Barrington Cohort average.  The Trustees noted that the total net expense ratio for the Institutional share class was higher than the Barrington Cohort average and lower than the Morningstar category average.  The Trustees considered the fee waivers and expense reimbursements previously provided by Spyglass and Spyglass’ commitment to renew the Fund’s expense limitation agreement.

The Trustees concluded that the Fund’s expenses and the management fee paid to Spyglass were fair and reasonable in light of the comparative expense and management fee information and the quality of the services provided to the Fund by Spyglass.

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

4. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered Spyglass’ financial statements and a profitability analysis prepared by Spyglass based on the fees payable under the Advisory Agreement. The Trustees concluded that Spyglass’ level of profitability from its relationship with the Fund was reasonable.

5. ECONOMIES OF SCALE

The Trustees compared the Fund’s expenses relative to its cohort and Morningstar peer group and considered potential economies of scale. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size but considered that Spyglass has been waiving fees or reimbursing expenses since the Fund’s inception.  The Trustees concluded that the Fund’s current fee structure represents an appropriate sharing of economies of scale with shareholders at the Fund’s current asset level and in light of the expense limitation agreement that is in place.

6. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Spyglass from its association with the Fund. The Trustees concluded that other benefits Spyglass may receive as a result of its relationship with the Fund, such as soft dollar research, appear to be reasonable.

CONCLUSION

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all important but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional one-year term as being in the best interests of the Fund and its shareholders.

Spyglass Growth Fund

NOTICE OF PRIVACY POLICY AND PRACTICES
(Unaudited)

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-878-5680.

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Investment Advisor
Spyglass Capital Management, LLC
One Letterman Drive
Building A, Suite 4800
San Francisco, CA 94129

Distributor
ALPS Distributors, Inc.
11290 Broadway, Suite 1000
Denver, CO 80203

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
1-888-878-5680

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee. Gaylord B. Lyman and Scott C. Jones are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$12,800	$12,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,200	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

During the audit of the registrant’s financial statements, 100% of the hours were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.   Filed Herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date        3/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date        3/5/2024

By (Signature and Title)*    /s/Ryan Frank
Ryan Frank,
Treasurer/Principal Financial Officer

Date        3/5/2024

* Print the name and title of each signing officer under his or her signature.